ITW Conference Call

Third Quarter

2006

Exhibit 99.2

ITW
Agenda

1.

Introduction……………………..  John Brooklier

2.

Financial Overview……………... Ron Kropp

3.

Manufacturing Segments……… John Brooklier

4.

Forecast 2006………………….… Ron Kropp

4.

Q & A………………......……………John Brooklier/Ron Kropp

ITW
Forward - Looking Statements

This conference call contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding end market conditions, base revenue growth, earnings growth, operating income, tax rates, use of free cash, share repurchases and potential acquisitions for the 2006 full year and the Company’s related forecasts.  These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated.  Important risks that may influence future results include (1) a downturn in the construction, automotive, general industrial, food institutional and retail, or real estate markets, (2) deterioration in global and domestic business and economic conditions, particularly in North America, the
European Community, Asia and Australia, (3) the unfavorable impact of foreign currency fluctuations and costs of raw materials, (4) an interruption in, or reduction in, introducing new products into the Company’s product lines, (5)
an unfavorable environment for making acquisitions, domestic and international, including adverse accounting or regulatory requirements and market values of candidates, and (6) unfavorable tax law changes and tax authority rulings.  The risks covered here are not all inclusive and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Conference Call Playback

Replay number: 402-220-9741

No pass code necessary

Telephone replay available through midnight of
November 1, 2006

Webcast / PowerPoint replay available at
itw.com website

ITW
Quarterly Highlights

2005

2006

Q3

Q3

Amount

%

Operating Revenues

3,200.2

3,538.0

337.8

10.6%

Operating Income

565.2

626.9

61.7

10.9%

% of Revenues

17.7%

17.7%

0.0%

Net Income

Income Amount

408.2

446.1

37.9

9.3%

Income Per Share-Diluted

0.72

0.78

0.06

8.3%

Average Invested Capital

8,253.2

9,384.4

(1,131.2)

-13.7%

Return on Average Invested Capital

18.6%

18.6%

0.0%

Free Operating Cash Flow

488.0

486.7

(1.3)

-0.3%

F(U) Last Year

ITW
Quarterly Operating Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Manufacturing Business

Operating Leverage

2.4%

5.5%

0.5%

Nonvolume-related

-

-0.5%

-0.1%

Total

2.4%

5.0%

0.4%

Acquisitions / Divestitures

7.5%

2.4%

-0.9%

Translation

1.6%

1.1%

-

Impairment

-

-

-

Restructuring

-

2.4%

0.4%

Intercompany

-0.9%

-

0.1%

Total

10.6%

10.9%

0.0%

% F(U) Prior Year

ITW
Non Operating & Taxes

2005

2006

Q3

Q3

Amount

%

Operating Income

565.2

626.9

61.7

10.9%

Interest Expense

(20.5)

(20.8)

(0.3)

Investment Income

56.3

28.2

(28.1)

Other Income(Expense)

(0.8)

7.6

8.4

Net Income-P/T

600.2

641.9

41.7

6.9%

Income Taxes

192.0

195.8

(3.8)

% to Pre Tax Income

32.0%

30.5%

1.5%

Net Income-A/T

408.2

446.1

37.9

9.3%

F(U) Last Year

ITW
Invested Capital

9/30/05

6/30/06

9/30/06

Trade Receivables

2,168.6

2,374.2

2,369.7

Days Sales Outstanding

61.0

59.7

60.3

Inventories

1,229.7

1,370.0

1,444.6

Months on Hand

1.8

1.8

1.9

Other Current Assets

303.2

612.9

659.6

Accounts Payable & Accruals

(1,641.8)

(1,880.4)

(1,919.0)

Operating Working Capital

2,059.7

2,476.7

2,554.9

% to Revenue(Prior 4 Qtrs.)

16%

19%

19%

Net Plant & Equipment

1,825.5

1,916.0

1,979.1

Investments

1,021.2

907.5

917.7

Goodwill and Intangibles

3,377.2

3,997.6

4,311.2

Other, net

(9.7)

(111.2)

(180.7)

Invested Capital

8,273.9

9,186.6

9,582.2

ITW
Debt & Equity

9/30/05

6/30/06

9/30/06

Total Capital

Short Term Debt

378.6

91.7

524.6

Long Term Debt

965.5

960.2

964.3

Total Debt

1,344.1

1,051.9

1,488.9

Stockholders' Equity

7,281.1

8,593.9

8,711.2

Total Capital

8,625.2

9,645.8

10,200.1

Less:

Cash

(351.3)

(459.2)

(617.9)

Net Debt & Equity

8,273.9

9,186.6

9,582.2

Debt to Total Capital

16%

11%

15%

ITW
Cash Flow

2005

2006

Q3

Q3

Net Income

408.2

446.1

Adjust for Non-Cash Items

119.5

137.1

Changes in Operating Assets & Liabilities

31.6

(18.7)

Net Cash From Operating Activities

559.3

564.5

Additions to Plant & Equipment

(71.3)

(77.8)

Free Operating Cash Flow

488.0

486.7

Share Repurchases

(469.1)

(248.0)

Acquisitions

(112.6)

(446.8)

Purchase of Investments

(18.0)

(2.1)

Dividends

(79.9)

(93.7)

Debt

(318.7)

431.9

Proceeds from Investments

18.6

13.8

Other

(15.6)

16.9

Net Cash Increase(Decrease)

(507.3)

158.7

ITW
Return on Average Invested Capital

2005

2006

F(U)

Current Quarter

Q3

Q3

Prior Yr.

Operating Income after Taxes

384.3

435.7

51.4

Operating Margins - A/T

12.0%

12.3%

0.3%

Average Invested Capital

8,253.2

9,384.4

(1,131.2)

Capital Turnover

1.55

1.51

(0.04)

Return on Average Invested Capital

18.6%

18.6%

0.0%

2005

2006

F(U)

Year to Date

Q3

Q3

Prior Yr.

Operating Income after Taxes

1,077.0

1,269.5

192.5

Operating Margins - A/T

11.3%

12.2%

0.9%

Average Invested Capital

8,250.2

8,989.5

(739.3)

Capital Turnover

1.54

1.54

0.00

Return on Average Invested Capital

17.4%

18.8%

1.4%

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Annual Revenues Acquired

151

36

105

292

353

154

388

Purchase Price

Net Cash Paid

188

12

113

314

199

82

447

Stock Issued

-

-

-

-

163

-

-

Total

188

12

113

314

362

82

447

Number of Acquisitions

North America

Engineered Products

1

1

5

4

2

4

5

Specialty Systems

1

-

3

1

2

4

4

International

Engineered Products

-

1

-

-

4

-

2

Specialty Systems

1

1

3

-

3

2

2

Total

3

3

11

5

11

10

13

2005

2006

Key Economic Data

Reverse of trends from prior quarters:  In Q3,
international growth trended up; North American growth
moderated

International fundamentals support growth

Euro-Zone ISM: 56.6% in September ’06 vs. 56.6%
August ’06

EuroZone industrial production: +3.3% in July

Germany industrial production: +7.3% in August

North America: September ’06 ISM Index declined to
52.9% vs. 54.5% in August ’06; September ’06 new order
index at 54.2% was the same as prior month

ITW
Engineered Products - North America

2005

2006

Q3

Q3

Amount

%

Operating Revenues

959.6

1,029.5

69.9

7.3%

Operating Income

180.9

181.4

0.5

0.3%

Operating Margins

18.9%

17.6%

-1.3%

F(U) Last Year

Engineered Products - North America
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

-1.9%

-4.0%

-0.4%

Nonvolume-related

-

1.8%

0.3%

Total

-1.9%

-2.2%

-0.1%

Acquisitions / Divestitures

8.9%

4.0%

-0.8%

Translation

0.3%

0.4%

-

Impairment

-

-

-

Restructuring

-

-1.9%

-0.4%

Total

7.3%

0.3%

-1.3%

% F(U) Prior Year

Engineered Products - North America
Key Points

Total construction: -5% for Q3 ’06

ITW construction (tools and fasteners) base revenues: -8% for Q3
’06

            - new housing and renovation were negative in Q3 ’06

     - commercial: 3% growth in Q3 ’06

Wilsonart (high pressure laminate): base revenues -1% in Q3 ’06

            - base laminate products positive in Q3 ’06 while flooring was negative

Engineered Products - North America
Key Points

Auto base revenues: -8% for Q3 ’06

Big 3 build rates: -13% for Q3 ’06

GM: -8%

Ford: -12%

Chrysler: -21%

New domestics’ builds: Flat

Big 3 inventories: 77 days at 9-30-06

GM: 76 days

Ford: 74 days

Chrysler: 83 days

New domestics’ inventories: 46 days at 9-30-06

ITW auto build forecast for 2006:

Big 3 Q4: -13%; FY: -6%

New domestics’ : Q4: +5%; FY: +4%

Industrial: base revenues +6% for Q3 ’06

Top performers: Fluid Products +15%; Industrial
Plastics +8%; Minigrip/ZipPak +7%; Polymers +3%

ITW
Engineered Products - International

2005

2006

Q3

Q3

Amount

%

Operating Revenues

660.7

724.0

63.3

9.6%

Operating Income

100.9

109.6

8.7

8.6%

Operating Margins

15.3%

15.1%

-0.2%

F(U) Last Year

Engineered Products - International
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

4.5%

12.1%

1.1%

Nonvolume-related

-

-10.7%

-1.6%

Total

4.5%

1.4%

-0.5%

Acquisitions / Divestitures

1.7%

-0.1%

-0.3%

Translation

3.4%

2.7%

-0.1%

Impairment

-

-

-

Restructuring

-

4.6%

0.7%

Total

9.6%

8.6%

-0.2%

% F(U) Prior Year

Engineered Products - International
Key Points

Construction base revenues: +6% in Q3 ’06

Europe: +4% (improvement in wide variety of countries)

Austral-Asia: +9% (commercial/new housing strength in
Australia/New Zealand/Asia)

Wilsonart Intl.: +5% (growth in UK and Germany)

Automotive base revenues: Flat in Q3 ’06

Builds: Flat in Q3 ’06

Fiat: +21%; VW Group: +9%; Ford Group; +1%; GM Group; -2%;
BMW: -9%; Daimler Chrysler: -17%

ITW FY ’06 build forecast: +1% to +2%

Industrial base revenues: +6% in Q3 ’06

Electronic Component Packaging: +13%; Industrial Plastics: +7%;
Polymers: +6%; Fluid Products: +4%

ITW
Specialty Systems - North America

2005

2006

Q3

Q3

Amount

%

Operating Revenues

1,054.3

1,164.0

109.7

10.4%

Operating Income

210.9

227.1

16.2

7.7%

Operating Margins

20.0%

19.5%

-0.5%

F(U) Last Year

Specialty Systems - North America
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

2.8%

5.7%

0.6%

Nonvolume-related

-

-1.6%

-0.3%

Total

2.8%

4.1%

0.3%

Acquisitions / Divestitures

7.3%

3.7%

-0.7%

Translation

0.3%

0.4%

-

Impairment

-

-

-

Restructuring

-

-0.5%

-0.1%

Total

10.4%

7.7%

-0.5%

% F(U) Prior Year

Specialty Systems - North America
Key Points

Welding base revenues: 12% growth in Q3 ’06 due to
full array of products serving strong markets such
as energy, heavy fabricators, general industrial

Food Equipment base revenues: +2% in Q3 ’06;
restaurant/institutional and service side of business
continues to drive growth

Total Packaging: -1% base revenue performance in
Q3 ’06

Signode packaging: Flat base revenue growth
due largely to decline in steel revenues

ITW
Specialty Systems - International

2005

2006

Q3

Q3

Amount

%

Operating Revenues

635.0

758.6

123.6

19.5%

Operating Income

72.4

108.8

36.4

50.1%

Operating Margins

11.4%

14.3%

2.9%

F(U) Last Year

Specialty Systems - International
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

5.4%

18.5%

1.4%

Nonvolume-related

-

11.6%

1.3%

Total

5.4%

30.1%

2.7%

Acquisitions / Divestitures

10.8%

-1.5%

-1.6%

Translation

3.3%

3.0%

-0.2%

Impairment

-

-

-

Restructuring

-

18.5%

2.0%

Total

19.5%

50.1%

2.9%

% F(U) Prior Year

Specialty Systems - International
Key Points

Welding: base revenue +27% in Q3 ’06 due to strong
consumables and equipment sales in Asia and Europe

Finishing: base revenues grew 12% in Q3 ’06 thanks to
sales of Gema powder based products in Europe and
finishing equipment in Asia

Total packaging: +2% in Q3 ’06

Signode industrial packaging increased 2% in Europe and
was down 2% in Asia/Pacific

Food Equipment: base revenues +1% in Q3 ’06

ITW
2006 Forecast

Mid

Low

High

Point

4th Quarter

Base Revenues

3.1%

5.1%

4.1%

Income Per Share-Diluted

$0.77

$0.81

$0.79

%F(U) 2005

8%

14%

11%

Full Year

Base Revenues

4.0%

4.6%

4.3%

Income Per Share-Diluted

$3.01

$3.05

$3.03

%F(U) 2005

16%

17%

17%

ITW 2006 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $1.1 billion to $1.4 billion
range.

Share repurchases of $350 million to $450 million for
the year.

Restructuring cost of $25 to $30 million.

No further impairment of goodwill/intangibles.

Nonoperating investment income of $75 to $85 million,
which is lower than 2005 by $45 to $55 million.

Tax rate of 30.5% for the 4th quarter and the full year.

ITW Conference Call

 Q & A

Third Quarter

2006